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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 24, 2006

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                       1-31447                   74-0694415
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)


           1111 LOUISIANA
           HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 24, 2006, the Board of Directors of CenterPoint Energy, Inc. (the "Company") determined that it would ask the Company's shareholders to review and reapprove at the Company's 2006 Annual Meeting the material terms of the performance goals under the Company's Short Term Incentive Plan ("STI Plan") and under the Company's Long-Term Incentive Plan. The material terms of those goals previously were approved by shareholders in 2000 and 2001, respectively. Under Internal Revenue Service regulations the material terms of the performance goals must be submitted for periodic review to shareholders for reapproval so that performance-based compensation paid under those plans to the Company's Chief Executive Officer and four other most highly compensated officers (the "named executive officers") will remain fully deductible for the Company under Section 162(m) of the Internal Revenue Code (the "Code"). Also, to ensure qualification under the Code for awards that may be made to the named executive officers under the STI Plan for the 2006 plan year, the Compensation Committee ("Compensation Committee") of the Board of Directors determined that awards to the named executive officers for the 2006 Plan year will be contingent on approval of the material terms of the performance goals under the STI Plan at the 2006 annual meeting. Except for making the STI awards for the named executive officers for the 2006 plan year contingent on shareholder approval, the previously disclosed goals for the named executive officers under the STI Plan and under the Company's Long-Term Incentive Plan remain as established on February 22, 2006, as more fully described in the Company's Current Report on Form 8-K filed with the SEC on February 28, 2006.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CENTERPOINT ENERGY, INC.



Date:  March 30, 2006                By: /s/ JAMES S. BRIAN
                                         --------------------------------------
                                         James S. Brian
                                         Senior Vice President and
                                         Chief Accounting Officer